UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 24, 2005

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262) 789-1011
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

        On March 24, 2005, Ridgestone Financial Services, Inc. (the “Company”) mailed a letter to its shareholders (i) announcing that it has delayed its 2005 annual shareholders meeting, and (ii) providing shareholders with a copy of the Company’s 2004 audited financial statements. A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Company’s 2004 audited financial statements is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits:

(99.1)	Letter to Shareholders of Ridgestone Financial Services, Inc., dated March 24, 2005.

(99.2)	Ridgestone Financial Services, Inc. 2004 audited financial statements.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Date: March 24, 2005	By: /s/ Christine V. Lake
Christine V. Lake
President and
Chief Operating Officer

RIDGESTONE FINANCIAL SERVICES, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(99.1)	Letter to Shareholders of Ridgestone Financial Services, Inc., dated March 24, 2005.

(99.2)	Ridgestone Financial Services, Inc. 2004 audited financial statements.